UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 19, 2008

Liberty Global, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51360	20-2197030
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Boulevard Englewood CO 80112

(Address of principal executive offices and zip code)

(303) 220-6600

Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Attached as Exhibit 100 to this Current Report on Form 8-K are documents that contain information from the Liberty Global, Inc. (LGI) Annual Report on Form 10-K for the year ended December 31, 2007, filed with the Securities and Exchange Commission on February 26, 2008, formatted in XBRL (eXtensible Business Reporting Language). Users of this data are advised that pursuant to Rule 401 of Regulation S-T that the financial and other information contained in the XBRL documents is unaudited and that these are not the official publicly filed financial statements of LGI. The purpose of submitting these XBRL formatted documents is to test the related format and technology and, as a result, investors should continue to rely on the official filed version of the furnished documents and not rely on the information in this Current Report on Form 8-K, including Exhibit 100, in making investment decisions.

In accordance with Rule 402 of Regulation S-T, the information in this Current Report on Form 8-K, including Exhibit 100, shall not be deemed to the “filed” for purposes of Section 11 of the Securities Act of 1933, as amended (the Securities Act), or Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities of these sections, shall not be part of any registration statement to which they may relate, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

The following financial statements for LGI’s Annual Report on Form 10-K for the year ended December 31, 2007, filed with the Securities and Exchange Commission on February 26, 2008, formatted in XBRL, are furnished as exhibits to this report and are collectively referred to as Exhibit 100:

(i)	Consolidated Balance Sheets at December 31, 2007 and 2006;

(ii)	Consolidated Statements of Operations for the years ended December 31, 2007, 2006 and 2005;

(iii)	Consolidated Statements of Comprehensive Earnings (Loss) for the years ended December 31, 2007, 2006 and 2005;

(iv)	Consolidated Statements of Stockholders’ Equity for the years ended December 31, 2007, 2006 and 2005; and

(v)	Consolidated Statements of Cash Flows for the years ended December 31, 2007, 2006 and 2005.

EX-100.INS	XBRL Instance Document
EX-100.SCH	XBRL Taxonomy Extension Schema
EX-100.SCH-1	XBRL Taxonomy Extension Schema
EX-100.SCH-2	XBRL Taxonomy Extension Schema
EX-100.SCH-3	XBRL Taxonomy Extension Schema
EX-100.SCH-4	XBRL Taxonomy Extension Schema
EX-100.SCH-5	XBRL Taxonomy Extension Schema
EX-100.CAL	XBRL Taxonomy Extension Calculation Linkbase
EX-100.DEF	XBRL Taxonomy Extension Definition Linkbase
EX-100.PRE	XBRL Taxonomy Extension Presentation Linkbase
EX-100.CAL-1	XBRL Taxonomy Extension Calculation Linkbase
EX-100.DEF-1	XBRL Taxonomy Extension Definition Linkbase
EX-100.LAB	XBRL Taxonomy Extension Label Linkbase
EX-100.PRE-1	XBRL Taxonomy Extension Presentation Linkbase
EX-100.LAB-1	XBRL Taxonomy Extension Label Linkbase
EX-100.LAB-2	XBRL Taxonomy Extension Label Linkbase

EXHIBIT INDEX

Exhibit No.	Document

EX-100.INS	XBRL Instance Document
EX-100.SCH	XBRL Taxonomy Extension Schema
EX-100.SCH-1	XBRL Taxonomy Extension Schema
EX-100.SCH-2	XBRL Taxonomy Extension Schema
EX-100.SCH-3	XBRL Taxonomy Extension Schema
EX-100.SCH-4	XBRL Taxonomy Extension Schema
EX-100.SCH-5	XBRL Taxonomy Extension Schema
EX-100.CAL	XBRL Taxonomy Extension Calculation Linkbase
EX-100.DEF	XBRL Taxonomy Extension Definition Linkbase
EX-100.PRE	XBRL Taxonomy Extension Presentation Linkbase
EX-100.CAL-1	XBRL Taxonomy Extension Calculation Linkbase
EX-100.DEF-1	XBRL Taxonomy Extension Definition Linkbase
EX-100.LAB	XBRL Taxonomy Extension Label Linkbase
EX-100.PRE-1	XBRL Taxonomy Extension Presentation Linkbase
EX-100.LAB-1	XBRL Taxonomy Extension Label Linkbase
EX-100.LAB-2	XBRL Taxonomy Extension Label Linkbase

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY GLOBAL, INC.

By:	/s/ RANDY L. LAZZELL
	Name:	RANDY L. LAZZELL
	Title:	Vice President

Date: June 19, 2008

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